BIONOVO, INC.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Issac Cohen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Bionovo, Inc. on Form 10-Q for the period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Bionovo, Inc.

Date: August 5, 2008

/s/ Isaac Cohen
Isaac Cohen Chairman of the Board and Chief Executive Officer (Pricipal Executive Officer)

Dated: August 5, 2008

I, Thomas C. Chesterman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Bionovo, Inc. on Form 10-Q for the period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Bionovo, Inc.

Date: August 5, 2008

/s/ Thomas C. Chesterman
Thomas C. Chesterman Senior Vice President and Chief Executive Officer (Principal Financial Officer)

Dated: August 5, 2008